                                                                  EXHIBIT 10.20




                                 GENERAL TERMS
                                 & CONDITIONS/
                                 CLAUSE MANUAL


                    ---------------------------------------

                           Component Procurement and
                               Supply Development

                            Facilities and Materials
                                   Purchasing

                            Service Parts Purchasing

                             PRODUCTION PURCHASING
                          GENERAL TERMS AND CONDITIONS

1. AGREEMENT. Seller agrees to sell and deliver the goods or services specified in Chrysler's order in ACCORDANCE WITH THE TERMS AND CONDITIONS CONTAINED IN THE ORDER, INCLUDING THE CLAUSES REFERENCED IN THE ORDER, THE TERMS OF THIS FORM AND ANY SIGNED DOCUMENTS REFERENCED IN THE ORDER, all of which constitute the entire and final agreement of the parties and cancels and supersedes any prior or contemporaneous negotiation or agreements. The Chrysler clauses referenced are in Booklet 84-806-1824 (10/94), the receipt of which Seller hereby acknowledges by acceptance of Chrysler's order. CHRYSLER'S ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THE ORDER AND ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS OR OTHERWISE PRESENTED BY SELLER ARE REJECTED UNLESS EXPRESSLY AGREED TO AND SELLER SPECIFICALLY WAIVES ITS SIGNED ACCEPTANCE OF THIS ORDER BY CHRYSLER. "Order" means a purchase order transmitted to Seller via Chrysler's Electronic Data Interchange system or delivered to Seller in a paper format.

2. ACCEPTANCE. This order constitutes Chrysler's offer to Seller and is not binding on Chrysler until accepted by Seller and Seller specifically waives its signed acceptance of this order or by a delivery of the goods, rendering of services, or the commencement of work on goods to be specially manufactured by Chrysler pursuant to this order.

3. DELIVERY. Time is of the essence. Delivery must be effected within the time specified in this order, or in accordance with Chrysler's releases or procedures, if so indicated in this order. If Seller fails to make deliveries or perform services at the agreed time, all damages suffered by Chrysler and any premium transportation or other costs required to meet the specified delivery schedule will be at the expense of Seller.

4. PACKING, MARKING AND SHIPMENT. a) Seller will pack and mark goods and make shipments (including shipping on Saturdays and holidays, when requested) in accordance with Chrysler's instructions, meet carrier requirements and assure delivery free of damage and deterioration. All shipments of goods to Chrysler plants must include two packing slips, or four packing slips in the case of shipments directed to a Chrysler consolidation point. Whenever shipment is made by truck, Seller will enclose one of the packing slips (or packing slip sets in the case of multiple item shipments) in an envelope and Seller will record written instructions on the bill of lading directing the delivering driver to deliver the envelope to Chrysler's traffic representative upon arrival at Chrysler's plant. Seller is responsible for the goods until delivery at the designated FOB point.

     b) Chrysler may specify the carrier and/or method of transportation and Seller will process shipping documents and route shipments of the goods from the FOB point accordingly.

                             PRODUCTION PURCHASING
                          GENERAL TERMS AND CONDITIONS


Seller will comply with all of Chrysler's transportation routing instructions, including, but not limited to, mode of transportation, utilization of assigned carrier and identification of the shipping point. Seller will be responsible for all excess costs incurred because of its failure to comply with Chrysler's transportation instructions.

     c) Chrysler will not be responsible for delays in the payment of invoices if the following requirements are not met: invoices and packing slips must bear the Chrysler-assigned supplier code, purchase order number, part number, the requisition number on quantity buys or the release number on blanket orders, the "Ship-to" address, Chrysler-assigned plant location code, invoice-to address, and whether containers used are "returnable" or "non-returnable."

5. RELEASE AUTHORIZATION. When deliveries are specified to be in accordance with Chrysler's written releases, Seller will not fabricate or assemble any goods, nor procure required materials, nor ship any supplies, except to the extent authorized by such written releases or provisions of this order specifying minimum fabrication or delivery quantities.

6. INSPECTION AND REJECTIONS. Chrysler may inspect and evaluate all goods (including all tooling and material used in their manufacture), and all services at times and places designated by Chrysler. Seller will provide and maintain a Supplier Quality Assurance System approved by Chrysler and which meets Chrysler specifications. Seller's plan will be in compliance with Chrysler's Supplier Quality Assurance manual #84-231-1200, (revision date 8/91). Seller will promptly comply with any revisions to such manual, or its successors. Seller will perform inspections as designated by Chrysler and Seller will make inspection systems, procedures and records available to Chrysler upon request. Notwithstanding payment or any prior inspection, Chrysler may revoke acceptance, reject or require correction and return the goods to the Seller (at Seller's expense and risk of loss) any goods delivered or services rendered that do not conform to applicable requirements. This order is issued for the part specifically identified in the order and any substitution of material, without prior Chrysler approval will be considered a breach of this order. Without limiting its remedies, after notice to Seller, Chrysler may (i) replace or correct any non-conforming goods or services and charge Seller the cost of such replacement or correction, (ii) cancel the order for default under Clause 21 hereof, (iii) subject Seller's account to a debit for the damages suffered by Chrysler, and/or (iv) cause the removal of Seller as an approval Chrysler supplier.

7. LABOR DISPUTES. Seller will notify Chrysler immediately of any actual or potential labor dispute delaying or threatening to delay timely performance of this order, and will include all relevant information to Chrysler. Seller will notify Chrysler in writing six (6) months in advance of the expiration of any current labor contract. Prior to the expiration of any labor contract of Seller, Seller will establish, at its expense, a forty (40) working day supply of goods

                             PRODUCTION PURCHASING
                          GENERAL TERMS AND CONDITIONS


in a neutral warehouse site to be located in the United States at least fifty
(50) miles from Seller's manufacturing locations. Such supply of goods will be in place at least ten (10) working days prior to the expiration of any such contract.

8. GENERAL WARRANTY. (a) Seller warrants that the goods or services will (i) comply with all specifications, drawings, descriptions or samples furnished and/or specified by Chrysler, (ii) be merchantable, and (iii) be free from defects in material and workmanship. Seller further warrants that all goods not designed by Chrysler will be fit and sufficient for the purposes intended. The warranty term will be coterminous with the warranty extended to Chrysler's customers by Chrysler. Seller's liability for a breach of the warranties given herein will be determined by Chrysler's analysis of a sample of parts against which claims are made that the parts are defective. Seller will participate in such analysis in accordance with Chrysler procedures.

     (b) Seller further warrants that on delivery Chrysler will receive good title to the goods and services, free and clear of all liens and encumbrances and that all goods and services will be free from any actual or claimed patent, copyright or trademark infringement.

     (c) These warranties are in addition to any warranties implied by law or otherwise made by Seller and will survive acceptance and payment by Chrysler.

9. PRICE WARRANTY. (a) Seller warrants that the prices for the articles sold to Chrysler hereunder are no less favorable than Seller currently extends to any other customer for the same or similar goods or services in similar quantities. If Seller reduces its prices to others for the same or similar goods or services during the term of this order, Seller will reduce the prices to Chrysler for such goods or services correspondingly. Seller warrants that prices shown on this order are complete, and that no additional charges of any type will be added without Chrysler's express written consent.

     (b) If Seller sells the part covered by this order to a third party for incorporation into an assembly which is to be sold to Chrysler, the price for such part will be no more than the price provided in this order, plus any additional costs actually incurred by Seller in providing the part to such third party.

10. PROPERTY AND SPECIAL TOOLING. Unless otherwise provided in his order, property of every description including all tools, equipment, material, drawings, manufacturing aids and replacements of the foregoing furnished by Chrysler, either directly or indirectly, or as acquired or manufactured by Seller for use in the performance of this order, for which Seller has been reimbursed by Chrysler ("Special Tooling"), will be (i) the property of Chrysler, (ii) plainly

                             PRODUCTION PURCHASING
                          GENERAL TERMS AND CONDITIONS


marked or otherwise adequately identified by Seller as the property of Chrysler, and (iii) safety stored separate and apart from Seller's property. Seller will adhere to the Chrysler procedure in effect at the time for submitting requests for reimbursement for tooling costs, including but not limited to the use of the Chrysler "Tool Record Form." All requests for reimbursement for tooling costs are subject to review, approval and audit by Chrysler. Seller will retain and not use or rework tooling or property of Chrysler except for performance of work hereunder or as authorized in writing by Chrysler. Seller will keep such tooling or property in its possession and/or control in good condition, fully covered by insurance, free of liens and encumbrances and will replace such tooling or property when lost, damaged or destroyed. All Chrysler tooling or property will be transferred as Chrysler may direct at any time. If Seller makes any unauthorized transfer of Special Tooling, Seller will reimburse Chrysler for any costs incurred by Chrysler in returning the tooling to Chrysler or moving the tooling as directed by Chrysler.

11. INSURANCE AND INDEMNIFICATION. (a) Insurance. Seller will provide worker's compensation, comprehensive general liability, automobile, public liability, and property damage insurance in amounts and coverages sufficient to cover all claims hereunder. Such policies will name Chrysler as an additional insured thereunder and shall contain endorsements stating that the policies are primary and not excess over or contributory with any other valid, applicable, and collectible insurance in force for Chrysler. Chrysler may require Seller to furnish evidence of the foregoing insurance but failure to comply with these insurance requirements will not relieve Seller of its liability and obligations under this clause. Chrysler's action or inaction will not act as a waiver of any of Chrysler's rights described in this clause.

     (b) Indemnification. Seller will defend, indemnify, and hold Chrysler harmless against all claims, liabilities, losses, damages, and settlement expenses in connection with any breach by Seller of these general conditions or for injury or death of any person and damage or loss of any property allegedly or actually resulting from or arising out of any act, omission or negligent work of Seller or its employees, agents, or subcontractors in connection with performing this order, either on Chrysler's property or in the course of their employment.

12. CHANGES. a) Chrysler may, at any time, make changes in this order. Any claim by Seller for a change in price adjustment must be asserted in writing within ten (10) days from date of receipt by Seller of Chrysler's notification of any change. Chrysler will have the right to verify all claims hereunder by auditing relevant records, facilities, work or materials of Seller. Seller agrees to proceed with the order as changed under this Clause 12.

     b) All engineering changes, whether initiated by Chrysler or Seller, will be processed pursuant to Chrysler practices in effect at the time of the change using the Chrysler "Product Change Notice (PCN)" system, or it successors. All Chrysler approved engineering changes to

                             PRODUCTION PURCHASING
                          GENERAL TERMS AND CONDITIONS


the part specification will be promptly implemented by Seller as directed by Chrysler. Price changes for Chrysler approved engineering changes are to be based solely on the design cost variance from the superseded design and must be substantiated with appropriate documentation satisfactory to Chrysler.

     c) Seller certifies the location(s) from which it will ship the goods covered by the order are as specified in the order. If Seller at any time intends to change such location(s), Seller must notify Chrysler prior to the change so that the effect of such change can be evaluated, and negotiated as necessary, for its effect on transit time, packaging methods, and other significant impact on Chrysler. If Seller does not notify Chrysler of any increased transportation charges in advance of a change in shipping point(s), Seller will be responsible for such costs.

13. SERVICE PARTS. a) Seller will make parts for Chrysler's service and warranty requirements for ten years or for such longer time as may be required by Chrysler after the order is terminated. The price of the part for Chrysler's service requirements will be the price provided in the order plus costs actually incurred for special packaging.

     b) If the part is no longer required for Chrysler's vehicle production, then the price of the part for Chrysler's service requirements will be no greater than the last price stated in the order plus or minus (1) any changes in the cost of materials since the order was terminated, plus (2) a volume adjustment reflecting the actual increase in the cost per unit of producing fewer units, plus (3) a set-up charge reflecting the actual cost of preparation for the production run, plus (4) any additional costs actually incurred for special packaging. All of the foregoing components of the price will be documented to Chrysler's reasonable satisfaction including, but not limited to, set-up detail, machine productivity, scrap allowance, labor inefficiencies and excess raw material requirements.

     c) If the parts are manufactured in a country other than the country in which the goods are delivered to Chrysler. Seller will mark the goods shipped for Chrysler's service requirements "Made in (country of origin)"

14.CLAIMS ADJUSTMENT. Chrysler may at any time and without notice deduct or set- off Seller's claims for money due or to become due from Chrysler against any claims that Chrysler has or may have arising out of this or any other transaction between Chrysler and Seller.
15. CUSTOMS. a) Seller will promptly notify Chrysler in writing of material or components used by Seller in filling this order which Seller purchases in a country other than the country in which the goods are delivered to Chrysler. Seller will furnish Chrysler with any documentation and information necessary to establish the country of origin or to comply with the

                             PRODUCTION PURCHASING
                          GENERAL TERMS AND CONDITIONS


applicable country's rules of origin requirements. Seller will promptly advise Chrysler of any material or components imported into the country of origin and any duty included in the purchase price of the goods.

     b) The rights to and benefits of any duty drawback, including rights developed by substitution and rights which may be acquired from Seller's suppliers and export credits, to the extent transferable to Chrysler, are the property of Chrysler. Seller will provide all documentation and information and take any necessary steps to drawback any duty, taxes or fees paid to, and to receive export credits from, the government of the country of origin upon exportation of the goods from such country.

     c) The responsibility for customs duty and customs brokers' fees will be determined in accordance with the transportation code stated in this order. If Chrysler is responsible for customs duties, it will be responsible for normal duties only. Seller will be responsible for any special duties, including but not limited to, marking, anti-dumping and countervailing duties, to the extent permitted under the law of the country of importation. Seller will provide Chrysler or the appropriate governmental authority all documentation and information required by law or regulation or otherwise necessary to determine the proper minimum duty to be paid upon the importation of the goods into any country or to obtain any refunds or drawbacks of duties paid.

     d) Seller will advise Chrysler if the importation or exportation of the goods requires an import or export license. Seller will assist Chrysler in obtaining any such license.

     e) Seller will provide to Chrysler and the appropriate governmental agency the documentation necessary to determine the admissibility and the effect of entry of the goods into the country in which the goods are delivered to Chrysler. Seller warrants that the information regarding the import or export of the goods supplied to Chrysler is true and correct in every respect and that all sales covered by this order will be made at not less than fair value under the anti-dumping laws of the countries to which the goods are exported.

16. USE OF CHRYSLER'S NAME. Seller will not, without the prior written consent of Chrysler, in any manner publish the fact that Seller has furnished or contracted to furnish Chrysler goods and/or services, or use the name or trademarks of Chrysler, its products, or any of its associated companies in Seller's advertising or other Publication. Seller will not place its, or any third party's trademark or other designation on the part it the part bears a Chrysler trademark or an identifying mark specified by Chrysler, or if the part is peculiar to Chrysler's design ("Marked Parts"). Seller will sell Marked Parts, and similar goods, only to Chrysler and will not sell Marked Parts or similar goods to third parties without Chrysler's prior written consent.

                             PRODUCTION PURCHASING
                          GENERAL TERMS AND CONDITIONS

17. INFORMATION DISCLOSED. The specifications, drawings, designs, manufacturing data and other information transmitted to Seller by Chrysler in connection with the performance of this order are the property of Chrysler and may be covered by one or more Chrysler patents, patent applications or copyrights. Seller will handle all of this information in such a manner to insure that it is not used for any purpose detrimental to the interests of Chrysler. Unless expressly provided in this order or otherwise agreed to in writing by Chrysler, Seller's disclosure rights regarding products or services related to this order, and information relating thereto shall be limited to any valid copyright thereon or patent Seller may hold covering the manufacture, use and sale of the products or services.

18. PATENTS. No rights are granted to Seller under any Chrysler patents except as may be necessary to fulfill Seller's obligations under this order. Seller agrees to defend all suits, actions or proceedings which may be brought against Chrysler, any of its associated companies or its customers for alleged infringement of any proprietary interest resulting from the use or sale of the goods or services provided hereunder and to pay all expense and fees of counsel which may be incurred in defending, and all costs, damages, or other recoveries in every such suit.

19. ASSIGNMENT. This order will not be assigned or delegated, in whole or in part, without Chrysier's prior written consent, including, but not limited to, the subcontracting of work to be performed hereunder or the transfer of Special Tooling to third parties for the performance of work hereunder.

20. TERMINATION AT CHRYSLER'S OPTION. Chrysler may terminate this order at any time without cause in whole or in part by written notice, whereupon Seller will stop work on the date and to the extent specified in such notice and terminate all orders and subcontracts that relate to the terminated order. Within thirty
(30) days after receipt or termination notice, Seller will submit all claims resulting from such termination. Chrysler will have the right to verify such claims by auditing the relevant records, facilities, work or materials of Seller and/or its subcontractors. Chrysler will pay Seller for finished work accepted by Chrysler as well as for the documented cost to Seller of work in process and raw material allocable to the terminated work which is not in excess of any prior Chrysler authorization. Payment made under this Clause 20 will constitute Chrysler's only liability for termination hereunder with title and right of possession to all delivered goods and services vesting in Chrysler immediately upon Chrysler's tender of such payment. The provisions of this Clause 20 will not apply to any cancellation by Chrysler for default by Seller or for any other cause recognized by law or specified by this order.

21. CANCELLATION FOR DEFAULT. If Seller (i) fails to deliver goods or perform services at the time specified herein, or (ii) fails to perform any other provisions hereof and does not cure such failure within a period a ten (10) days after receipt of written notice from Chrysler

                             PRODUCTION PURCHASING
                          GENERAL TERMS AND CONDITIONS


specifying such failure, or (iii) becomes insolvent, makes an assignment in favor of creditors, or enters bankruptcy or dissolution procedures, or (iv) is merged into another company and/or is expropriated or nationalized, Chrysler may cancel the whole or any part of this order without any liability, except for payment due for goods and services delivered and accepted. Upon such termination Chrysler will have the right, and on notice to Seller, to take title to and possession of all or any part of such work performed by Seller under this order.

22. TAXES. (a) The goods purchased hereunder are for resale or for an exempt purpose and are exempt from state and local sales or use taxes. The following retail license numbers are applicable for the states indicated in clause 023, which is shown in its entirety in Section V of the booklet 84-806-1824 (10/92)


Illinois                                      0798-9318
Missouri                                      13808460
Texas                                         1-38-2673623
Wisconsin                                     VT00532

The following direct payment permit numbers are applicable for the states indicated:

Alabama (Huntsville Electronics)              80 RA 101
Indiana                                       003279910 0001
New York                                      DP-000224
Ohio (Twinsburg)                              98-000293
Ohio (Toledo Machining)                       98-000294
Ohio (Dayton)                                 98-001782
Ohio (Sandusky Plastics)                      98-001753
Ohio (Toledo Assembly)                        98-000843
Michigan (Chrysler Corporation)               38-2673623
Michigan (Acustar, Inc.)                      38-2741429


(b) Canada Federal Sales Tax License number is W-527.   Chrysler certifies that
the goods are ordered for resale. Ontario Sales Tax permit number is 57190003-G.

23. REMEDIES. The rights and remedies herein reserved to Chrysler are cumulative and in addition to any other or further rights and remedies available at law or in equity. No waiver of any breach of any provision of this order will constitute a waiver of any other breach or a waiver of such provision.

                             PRODUCTION PURCHASING
                          GENERAL TERMS AND CONDITIONS


24. REQUIRED COMPLIANCE. In providing goods or services hereunder, Seller will comply with any and all applicable Federal, State and Local laws (including Canadian or other foreign laws), and regulations promulgated thereunder.
Seller will defend, indemnify and hold Chrysler harmless from and against any and all claims, losses, damages, costs and expenses resulting from or arising out of any failure of Seller or Seller's employees, agents and subcontractors to comply with any applicable governmental regulations and/or statutes.

25. SUPPLIERS WITH SPECIAL NEEDS. Chrysler actively seeks suppliers with special needs and encourages Seller to use suppliers with special needs. A supplier with special needs is a business establishment which meets one or more of the following conditions:

(i) a small business, as defined in Title 15, Section 632 of the United States Code and related regulations; (ii) a small business owned and controlled by socially disadvantaged individuals (at least 51 percent of the business is owned and controlled by one or more socially and economically disadvantaged individuals and the management and daily business operations are controlled by one or more such individuals); and (iii) a business that is at least 51 percent owned by a woman or women who also control and operate the business. Seller will inform Chrysler annually the percentage, based on a dollar value, of the content provided by suppliers with special needs for the part purchased hereunder as well as the basis for claiming that such content was provided by a supplier with special needs.

26. GOVERNING LAW. This order and all transactions between Chrysler Corporation and Seller will be governed by and construed in accordance with the laws of Michigan as if entirely performed therein. In the case of Chrysler Canada Ltd., this order between Chrysler Canada Ltd. and Seller will be governed by and construed in accordance with the laws of the province of Ontario, Canada as if entirely performed therein. The 1980 United Nations Convention on Contracts for the International Sale of Goods, to the extent it may be deemed to apply, shall not, pursuant to Article 6 thereof, apply to this order or any transactions pursuant hereto.

                       FACILITIES & MATERIALS PURCHASING
                          GENERAL TERMS AND CONDITIONS


1. AGREEMENT. Seller agrees to sell and deliver the goods or services specified in Chrysler's order in ACCORDANCE WITH THE TERMS AND CONDITIONS CONTAINED IN THE ORDER, INCLUDING THE CLAUSES REFERENCED IN THE ORDER, THE TERMS OF THIS FORM AND ANY SIGNED DOCUMENTS REFERENCED IN THE ORDER, all of which constitute the entire and final agreement of the parties and cancels and supersedes any prior or contemporaneous negotiation or agreements. The Chrysler clauses referenced are in Booklet 84-806-1824 (10/94), the receipt of which Seller hereby acknowledges by acceptance of Chrysler's order. CHRYSLER'S ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THE ORDER AND ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS OR OTHERWISE PRESENTED BY SELLER ARE REJECTED UNLESS EXPRESSLY AGREED TO AND SELLER SPECIFICALLY WAIVES ITS SIGNED ACCEPTANCE OF THIS ORDER BY CHRYSLER. "Order" means a purchase order transmitted to Seller via Chrysler's Electronic Data Interchange system or delivered to Seller in a paper format.

2. ACCEPTANCE. This order constitutes Chrysler's offer to Seller and is not binding on Chrysler until accepted by Seller and Seller specifically waives its signed acceptance of this order or by a delivery of the goods, rendering of services, or the commencement of work on goods to be specially manufactured for Chrysler pursuant to this order.

3. DELIVERY. Time is of the essence. Delivery must be effected within the time specified on the face of this order. If Seller fails to make deliveries or perform services at the agreed time, all damages suffered by Chrysler and any premium transportation or other costs required to meet the specified delivery schedule will be at the expense of Seller.

4. PACKING, MARKING AND SHIPMENT. Seller will pack and mark goods in accordance with Chrysler's instructions, secure the lowest transportation rates, meet carrier requirements and assure delivery free of damage and deterioration. Seller is responsible for the goods until delivery at the designated FOB point. Prices specified include all charges and expenses for containers, packing and crating, and transportation to the FOB point. All containers, packing and crating material will become the property of Chrysler on delivery. Chrysler may specify the carrier and/or method of transportation and Seller will process shipping documents and route shipment of the goods from the FOB point accordingly.

5. RELEASE AUTHORIZATION. When deliveries are specified to be in accordance with Chrysler's written releases, Seller will not fabricate or assemble any goods, nor procure required materials, nor ship any supplies, except to the extent authorized by such written releases or provisions of this order specifying minimum fabrication or delivery quantities.

                       FACILITIES & MATERIALS PURCHASING
                          GENERAL TERMS AND CONDITIONS


6. INSPECTION AND REJECTIONS. Chrysler may inspect and evaluate all goods (including all tooling and material used in their manufacture), and all services at times and places designated by Chrysler. Seller will perform its inspections as designated by Chrysler and Seller will make inspection systems, procedures and records available to Chrysler upon request. Notwithstanding payment or any prior inspection, Chrysler may reject, require correction, or return the goods to the Seller (at Seller's expense and risk of loss) any goods delivered or services rendered that do not conform to applicable requirements. Without limiting its remedies, after notice to Seller, Chrysler may either (i) replace or correct any nonconforming goods or services and charge Seller the cost of such replacement or correction, or (ii) cancel the order for default under Clause 20 hereof.

7. LABOR DISPUTES. Seller will notify Chrysler immediately of any actual or potential labor dispute delaying or threatening to delay timely performance of this order, and will include all relevant information to Chrysler. Seller will notify Chrysler in writing six (6) months in advance of the expiration of any current labor contract(s). If requested by Chrysler, Seller will deliver a supply of finished goods at least thirty (30) days prior to the expiration of any such labor contract, in quantities and for storage at any place or places designated by Chrysler.

8. GENERAL WARRANTY. Seller warrants that the goods or services will (i) comply with all specifications, drawings, descriptions or samples furnished and/or specified by Chrysler, (ii) be merchantable, and (iii) be free from defects in material and workmanship. Seller further warrants that all goods not designed by Chrysler will be fit and sufficient for the purposes intended. Seller further warrants that on delivery Chrysler will receive good title to the goods and services, free and clear of all liens and encumbrances and that all goods and services will be free from any actual or claimed patent, copyright or trademark infringement. These warranties are in addition to any warranties implied by law or otherwise made by Seller and will survive acceptance and payment by Chrysler.

9. PROPERTY AND SPECIAL TOOLING. Unless otherwise provided in this order, property of every description including all tools, equipment, material, drawings, manufacturing aids and replacements of the foregoing furnished by Chrysler, either directly or indirectly, or as acquired of manufactured by Seller for use in the performance of this order, for which Seller has been reimbursed by Chrysler, will be (i) the property of Chrysler, (ii) plainly marked or otherwise adequately identified by Seller as the property of Chrysler, and (iii) safely stored separate and apart from Seller's property. Seller will retain and not use or rework tooling or property of Chrysler except for performance of work hereunder or as authorized in writing by Chrysler. Seller will keep such tooling or property in its possession and/or control in good condition, fully covered by insurance, free of liens and encumbrances and will replace such

                       FACILITIES & MATERIALS PURCHASING
                          GENERAL TERMS AND CONDITIONS


tooling or property when lost, damaged or destroyed. All Chrysler tooling or property will be transferred as Chrysler may direct at any time.

10. INSURANCE AND INDEMNIFICATION.    (a)  Insurance.  Seller will provide
worker's compensation, comprehensive general liability, automobile, public liability, and property damage insurance in amounts and coverages sufficient to cover all claims hereunder. Such policies will name Chrysler as an additional insured thereunder and shall contain endorsements stating that the policies are primary and not excess over or contributory with any other valid, applicable, and collectible insurance in force for Chrysler. Chrysler may require Seller to furnish evidence of the foregoing insurance but failure to comply with these insurance requirements will not relieve Seller of its liability and obligations under this clause. Chrysler's action or inaction will not act as a waiver of any of Chrysler's right described in this clause.

     (b) Indemnification. Seller will defend, indemnify, and hold Chrysler harmless against all claims, liabilities, losses, damages, and settlement expenses in connection with any breach by Seller of these general conditions or for injury or death of any person and damage or loss of any property allegedly or actually resulting from or arising out of any act, omission or negligent work of Seller or its employees, agents, or subcontractors in connection with performing this order, either on Chrysler's property or in the course of their employment.

11. CHANGES. Chrysler may, at any time, make changes in this order. Any claim by Seller for a change in price adjustment must be asserted in writing within thirty (30) days from date or receipt by Seller of Chrysler's notification of any change. Chrysler will have the right to verify all claims hereunder by auditing relevant records, facilities, work or materials of Seller. Seller agrees to proceed with the order as changed under this Clause 12.

12. CLAIMS ADJUSTMENT. Chrysler may at any time and without notice deduct or set-off Seller's claims for money due or to become due from Chrysler against any claims that Chrysler has or may have arising out of this or any other transaction between Chrysler and Seller.

13. DUTY DRAWBACK RIGHTS. This order includes all related customs duty and import drawback rights, if any (including rights developed by substitution and rights which may be acquired from Seller's suppliers), which Seller can transfer to Chrysler. Seller will inform Chrysler promptly of any such rights and will supply documents as may be required to obtain such drawback.

14. USE OF CHRYSLER'S NAME. Seller will not, without the prior written consent of Chrysler, in any manner publish the fact that Seller has furnished or contracted to furnish Chrysler goods and/or services, or use the name or trademarks of Chrysler, its products,

                       FACILITIES & MATERIALS PURCHASING
                          GENERAL TERMS AND CONDITIONS


or any of its associated companies in Seller's advertising or other publication. If Seller places on the goods a Chrysler trademark and/or identifying mark, as specified by Chrysler, or if goods specified in this order are peculiar to Chrysler's design, they will not bear the trademark or other designation of the maker or Seller and similar goods will not be sold to anyone other than Chrysler.

15. INFORMATION DISCLOSED. The specifications, drawings, designs, manufacturing data and other information transmitted to Seller by Chrysler in connection with the performance of this order are the property of Chrysler and may be covered by one or more Chrysler patents, patent applications or copyrights. Seller will handle all of this information in such a manner to insure that it is not used for any purpose detrimental to the interests of Chrysler. Unless expressly provided in this order or otherwise agreed to in writing by Chrysler, Seller's disclosure rights regarding products or services related to this order, and information relating thereto shall be limited to any valid copyright thereon or patent Seller may hold covering the manufacture, use and sale of the products or services.

16. PATENTS. No rights are granted to Seller under any Chrysler patents except as may be necessary to fulfill Seller's obligations under this order. Seller agrees to defend all suits, actions or proceedings which may be brought against Chrysler, any of its associated companies or its customers for alleged infringement of any proprietary interest resulting from the use or sale of the goods or services provided hereunder any to pay all expense and fees of counsel which may be incurred in defending, and all costs, damages, or other recoveries in every such suit.

17. ASSIGNMENT. This order will not be assigned or delegated, in whole or in part without Chrysler's prior written consent.

18. TERMINATION AT CHRYSLER'S OPTION. Chrysler may terminate this order at any time without cause in whole or in part by written notice, whereupon Seller will stop work on the date and to the extent specified in such notice and terminate all orders and subcontracts that relate to the terminated order. Within thirty
(30) days after receipt of termination notice, Seller will submit all claims resulting from such termination. Chrysler will have the right to verify such claims by auditing the relevant records, facilities, work or materials of Seller and/or its subcontractors. Chrysler will pay Seller for finished work accepted by Chrysler as well as for the documented cost to Seller of work in process and raw material allocable to the terminated work which is not in excess of any prior Chrysler authorization. Payment made under this Clause 19 will constitute Chrysler's only liability for termination hereunder with title and right of possession to all delivered goods and services vesting in Chrysler immediately on Chrysler's tender of such payment. The provision of this Clause 19 will

                       FACILITIES & MATERIALS PURCHASING
                          GENERAL TERMS AND CONDITIONS


not apply to any cancellation by Chrysler for default by Seller or for any other cause recognized by law or specified by this order.

19. CANCELLATION FOR DEFAULT. If Seller (i) fails to deliver goods or perform services at the time specified herein, or (ii) fails to perform any other provisions hereof and does not cure such failure within a period of ten (10) days after receipt of written notice from Chrysler specifying such failure, or
(iii) becomes insolvent, makes an assignment in favor of creditors, or enters bankruptcy or dissolution procedures, or (iv) is merged into another company and/or is expropriated or nationalized, Chrysler may cancel the whole or any part of this order without any liability, except for payment due to goods and services delivered and accepted. Upon such termination Chrysler will have the right, and on notice to Seller, to take title to and possession of all or any part of such work performed by Seller under this order.

20. REMEDIES. The rights and remedies herein reserved to Chrysler are cumulative and in addition to any other or further rights and remedies available at law or in equity. No waiver of any breach of any provision of this order will constitute a waiver of any other breach or a waiver of such provision.

21. REQUIRED COMPLIANCE. In providing goods or services hereunder, Seller will comply with any and all applicable Federal, State and Local laws (including Canadian or other foreign laws), and regulation promulgated hereunder. Seller will defend, indemnity and hold Chrysler harmless from and against any and all claims, losses, damages, costs and expenses resulting from or arising out of any failure of Seller or Seller's employees, agents and subcontractors to comply with any applicable governmental regulations and/or statutes.

22. GOVERNING LAW. This order and all transactions between Chrysler and Seller will be governed by and construed in accordance with the laws of Michigan as if entirely performed therein. In the case of Chrysler Canada Ltd., this order between Chrysler Canada Ltd. and Seller will be governed by and construed in accordance with the laws of the province of Ontario, Canada as if entirely performed therein. The 1980 United Nations Convention on Contracts for the International Sale of Goods, to the extent it may be deemed to apply, shall not, pursuant to Article 6 thereof, apply to this order or any transactions pursuant hereto.